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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                AMENDMENT NO. 2
                                       TO

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 1999

                           HEALTHCARE RECOVERIES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-22585                 61-1141758
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)

                              1400 WATTERSON TOWER
                           LOUISVILLE, KENTUCKY 40218
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (502) 454-1340


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition

     On December 8, 1999, Healthcare Recoveries, Inc., a Delaware corporation ("HCRI"), MedCap Medical Cost Management, Inc., a California corporation ("MedCap") and Marcia Deutsch, an individual resident of the State of California ("Deutsch") entered into the first amendment (the "First Amendment") to that certain Asset Purchase Agreement, dated December 4, 1998 by and between HCRI, MedCap and Deutsch (the "Asset Purchase Agreement").


     Pursuant to the Asset Purchase Agreement, HCRI purchased substantially all of the assets and assumed certain of the liabilities of MedCap. HCRI paid $10,000,000 in cash at closing and agreed to pay additional amounts over two years pursuant to an earn-out arrangement. The First Amendment revises the earn-out arrangement to provide for a fixed payment of $4,517,000 due on February 15, 2000 (or earlier in the event of the consummation of a change in control event prior to February 10, 2000), and a negotiated amount to be calculated monthly thereafter through January 15, 2001 based on a percentage of actual collections received each month on certain claims from certain contracts. A copy of the First Amendment is filed as Exhibit 2.1 to this Form 8-K/A and is hereby incorporated by reference. This Form 8-K/A, amends and supplements the Form 8-K filed by HCRI on February 26, 1999, as amended by the 8-K/A filed by HCRI on April 29, 1999.





































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Item 7.  Exhibits.

Exhibit No.
------------

        2.1       First Amendment to Asset Purchase Agreement by and among
                  Healthcare Recoveries, Inc., MedCap Medical Cost Management,
                  Inc. and Marcia Deutsch, dated as of December 8, 1999. The
                  Exhibits which are referenced in the First Amendment to the Asset Purchase Agreement are hereby incorporated by reference.
                  Such Exhibits have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.












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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 20, 1999


                                        HEALTHCARE RECOVERIES, INC.


                                        By:   /s/ Patrick B. McGinnis
                                              ----------------------------
                                              Patrick B. McGinnis
                                              Chairman, President and
                                              Chief Executive Officer






















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                                  EXHIBIT INDEX


Exhibit                                                                                   Page No.
-------                                                                                   --------

        2.1       First Amendment to Asset Purchase Agreement by and among
                  Healthcare Recoveries, Inc., MedCap Medical Cost Management,
                  Inc. and Marcia Deutsch, dated as of December 8, 1999. The
                  Exhibits which are referenced in the First Amendment to the Asset Purchase Agreement are hereby incorporated by reference.
                  Such Exhibits have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.













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